UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2025

EIGHTCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41033	87-2755739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Larry Holmes Drive Suite 313 Easton, PA	18042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 765-8933

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ORBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 29, 2025, Eightco Holdings Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s $125 million Share Buyback Program (as defined herein). A copy of the Press Release is included as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

$125 Million Share Buyback Program

On December 28, 2025, the Company’s Board of Directors authorized a share repurchase program pursuant to which the Company may repurchase up to $125 million of its outstanding common stock (the “Share Buyback Program”).

Repurchases under the Share Buyback Program may be made from time to time through open-market purchases, privately negotiated transactions, or other transactions in accordance with applicable securities laws, including Rule 10b-18 and Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. The timing, volume and nature of any repurchases will be determined at the Company’s discretion and will depend on market conditions, applicable legal requirements, and other factors. The Share Buyback Program does not obligate the Company to acquire any particular amount of common stock and may be suspended, modified, or terminated at any time. The Company expects to fund any repurchases under the Share Buyback Program using available cash and cash generated from operations.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, intentions, and ability to repurchase shares of its common stock pursuant to the Share Buyback Program. Forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Factors that could cause such differences include, among others, changes in market conditions, the trading price and volume of the Company’s common stock, general economic and business conditions, the availability of cash and liquidity, and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 29, 2025

EIGHTCO HOLDINGS INC.

/s/ Brett Vroman
Brett Vroman
Chief Financial Officer